                                                                      EXHIBIT 23

The Board of Directors
Stewart Information Services Corporation:

We consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535 and No. 333-
03981) on Form S-8 of Stewart Information Services Corporation of our report dated February 7, 1997, relating to the consolidated balance sheets of Stewart Information Services Corporation and subsidiaries as of December 31, 1996 and 1995 and the related consolidated statements of earnings and retained earnings and cash flows for each of the years in the three-year period ended December 31, 1996, and all related schedules, which report appears in the December 31, 1996 annual report on Form 10-K of Stewart Information Services Corporation. Our report covering the December 31, 1995 financial statements refers to a change in accounting for long-lived assets. We also consent to the reference to our firm under the heading "Interests of Named Experts and Counsel" in such Registration Statements.

/s/ KPMG PEAT MARWICK LLP
----------------------------------
KPMG PEAT MARWICK LLP
Houston, Texas
March 24, 1997
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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-48519, No. 33-48520, No. 33-518156, No. 33-
59747, No. 33-62535 and 333-03981) of Stewart Information Services Corporation of our report dated January 20, 1995 on the consolidated financial statements of Stewart Title & Trust of Phoenix, Inc. appearing in this Form 10-K. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statements.

/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP

Phoenix, Arizona
March 20, 1997

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Interests of Named Experts and Counsel" and to the incorporation by reference in the Registration Statements (Forms S-8 No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747,
No. 33-62535, and No. 33-03981) pertaining to the 1992 Nonqualified Stock Option Plan for Region Managers, the Stewart Morris, Jr. 1992 Stock Option and Malcolm Morris 1992 Stock Option, the Associates Stock Bonus Plan, 1995 Stock Option Plan, the Salary Deferral Plan and Trust, and the 1996 Directors' Stock Plan, respectively, of Stewart Information Services Corporation of our report dated January 20, 1995 with respect to the statements of operations and retained earnings, and cash flows for the year ended December 31, 1994 (not presented separately therein) included in Stewart Information Services Corporation's Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.

                                        /s/ ERNST & YOUNG LLP
                                        ERNST & YOUNG LLP

Century City
Los Angeles, California
March 17, 1997
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March 12, 1997


The Board of Directors
Stewart Information Services Corporation

We consent to the incorporation by reference in the registration statements (No. 33-48519, No.33-48520, No. 33-58156, No. 33-62535 and No. 333-03981) on
Form S-8 of Stewart Information Services Corporation of our reports which appears in the December 31, 1996 annual report on Form 10 K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statements.

                                        Sincerely,

                                        /s/ GRANT BENNETT ACCOUNTANTS
                                        GRANT BENNETT ACCOUNTANTS
                                        Certified Public Accountants
                                        A Professional Corporation

Sacramento, California

The Board of Directors
Stewart Information Services Corporation

We consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, and No. 33-62535) on Form
S-8 of Stewart Information Services Corporation of our report, which appears in the December 31, 1996 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statements.

/s/ WILKERSON & ARTHUR
------------------------
Wilkerson & Arthur, P.C.
Fort Worth, Texas

The Board of Directors
Stewart Information Services Corporation

We consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747 No. 33-62535 and No. 333-
03981) on Form S-8 of Stewart Information Services Corporation of our report, which appears in the December 31, 1996 annual report on Form 10-K of Stewart Information Services corporation. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statements.


/s/ M. TIMOTHY O'ROARK
----------------------
    M. TIMOTHY O'ROARK


El Paso, TX
February 18, 1997

The Board of Directors
Stewart Information Services Corporation


         We consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535
and No. 333-03981) on Form S-8 of Stewart Information Services Corporation of our report, which appears in the December 31, 1996 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statements.


                                          /s/ AARONSON, WHITE & COMPANY
                                          -----------------------------
                                              AARONSON,WHITE & COMPANY

Houston, TX

The Board of Directors
Stewart Information Services Corporation

I consent to the incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535 and No. 333-
03981) on Form S-8 of Stewart Information Services Corporation of my reports which appear in the December 31, 1996 annual report on Form 10-K of Stewart Information Services Corporation. I also consent to the reference to me under the heading "Interest of Named Experts and Counsel" in such Registration Statements.


/s/ GINNY SANDERS MAY, CPA
--------------------------
Lake Jackson, TX
March 11, 1997
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The Board of Directors
Stewart Information Services Corporation

We consent to the incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535 and No.
333-03981) on Form S-8 of Stewart Information Services Corporation of our report which appears in the December 31, 1996 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in such Registration Statements.

                           /s/ EDGAR, KIKER & CROSS, L.L.P.
                           ----------------------------------------------------
                           Certified Public Accountants

Beaumont, Texas
February 20, 1997

The Board of Directors
Stewart Information Services Corporation

I consent to the incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535, and No. 333-
03981) on Form S-8 of Stewart Information Services Corporation of my report which appears in the December 31, 1996 annual report on Form 10-K of Stewart Information Services Corporation. I also consent to the reference to me under the heading "Interest of Named Experts and Counsel" in such Registration Statements.


/s/ JIM S. WALKER
-----------------
Jim S. Walker


Beaumont, TX
January 31, 1997

The Board of Directors
Stewart Information Services Corporation

We consent to the incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535 and No.
333-03981) on Form S-8 of Stewart Information Services Corporation of our report which appears in the December 31, 1996 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in such Registration Statements.


/s/ DOSHIER, PICKENS & FRANCIS, P.C.
Doshier, Pickens & Francis, P.C.
Amarillo, Texas
February 25, 1997

The Board of Directors
Stewart Information Services Corporation

We consent to the incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535 and No.
333-03981) on Form S-8 of Stewart Information Services Corporation of our report which appears in the December 31, 1996 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in such Registration Statements.


/s/ FANCHER AND COMPANY
Corpus Christi, Texas
February 28, 1997

The Board of Directors
Stewart Information Services Corporation

I consent to the incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535 and No. 333-
03981) on Form S-8 of Stewart Information Services Corporation of my report which appears in the December 31, 1996 annual report on Form 10-K of Stewart Information Services Corporation. I also consent to the reference to me under the heading "Interest of Named Experts and Counsel" in such Registration Statements.

                                                           /s/ JESUS YEPEZ CPA

LUBBOCK, TX
FEBRUARY 5, 1997

The Board of Directors
Stewart Information Services Corporation

We consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535, and No- 333-
03981) on Form S-8 of Stewart Information Services Corporation of our report, which appears in the December 31, 1996 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statements.

/s/ WILLIAMS & PEARCY, P.C.
Williams & Pearcy, P.C.

Texarkana, USA
January 25, 1996

The Board of Directors
Stewart Information Services Corporation

We consent to the incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535, No. 333-
03981) on Form S-8 of Stewart Information Services Corporation of our reports which appear in the December 31, 1996 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in such Registration Statements.

/s/ FLUSCHE, VAN BEVEREN, KILGORE, P.C.
FLUSCHE, VAN BEVEREN, KILGORE, P.C.
Corpus Christi, Texas
February 28, 1997